UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2018

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 23, 2018, MFA Financial, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of:  (i) electing two Class II directors to serve on the Board until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) considering and voting on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (iii) considering and voting on an advisory (non-binding) resolution to approve the Company’s executive compensation.

As disclosed in the Company’s proxy statement, dated April 5, 2018, as of March 28, 2018 (the record date for stockholders of the Company entitled to notice of and to vote at the Annual Meeting), the Company had issued and outstanding 398,426,694 shares of common stock, each of which was entitled to one vote at the Annual Meeting.  A quorum of 352,950,269 shares of common stock of the Company, which represented approximately 88.6% of the issued and outstanding shares of common stock, was present in person or by proxy at the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The three nominees for election to the Board were elected to serve on the Board until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify, based on the following votes:

Name of Class II Nominee	For	Against	Abstain	Broker Non-Votes

Robin Josephs	270,924,550	12,202,236	465,791	69,357,692

George H. Krauss	274,759,940	8,361,156	471,481	69,357,692

As indicated above, each of the nominees for director received over a majority of votes cast on a per director basis and therefore has been duly elected to serve as a Class II director of the Company.

Proposal 2.  The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, was approved, based on the following votes:

For	Against	Abstentions

348,656,345	1,301,123	2,992,801

Proposal 3.  The proposal to consider, on an advisory (non-binding) basis, the Company’s executive compensation was approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes

272,275,840	9,944,731	1,372,006	69,357,692

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date:  May 24, 2018